                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       U.S. Restaurant Properties, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       U.S. RESTAURANT PROPERTIES, INC.

                               12240 Inwood Road
                                   Suite 300
                              Dallas, Texas 75244
                                (972) 387-1487

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 2001

To the Stockholders of
U.S. Restaurant Properties, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), will be held at Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas on June 5, 2001, at 10:00 a.m. local time, for the following purposes:

  1.The election of eight directors to hold office for terms expiring at the next annual meeting of stockholders;

  2. To ratify Deloitte & Touche LLP as the Company's independent auditors;
  and

  3.To transact such other business as may properly come before the Meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Meeting. Whether or not you plan to be present at the Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Copies of the Proxy Statement relating to the Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 2000 accompany this Notice of Annual Meeting of Stockholders.

Only holders of record of the Common Stock of the Company at the close of business on April 2, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof, notwithstanding any transfer of the Common Stock on the books of the Company after such record date.

By Order of the Board of Directors,

/s/ David M. West
DAVID M. WEST

Interim Chief Executive Officer
Dallas, Texas
April 25, 2001

                       U.S. RESTAURANT PROPERTIES, INC.

                               12240 Inwood Road
                                   Suite 300
                              Dallas, Texas 75244

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 5, 2001

  This Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), on or about April 25, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") to be exercised at the Annual Meeting of Stockholders (the "Meeting") to be held at Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas, on Tuesday, June 5, 2001, at 10:00 a.m.

  At the Meeting, the Stockholders will be asked to consider and vote on the following proposals (collectively, the "Proposals"):

  (1) The election of eight directors to hold office for one-year terms expiring at the 2002 annual meeting of stockholders;

  (2) The approval and ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") by the Board of Directors as independent auditors for the Company for the fiscal year ending December 31, 2001; and

  (3) Such other business as may properly come before the Meeting.

  The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

  Only Stockholders of record as of the close of business on April 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 17,886,156 shares of Common Stock, issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding entitled to vote at the Meeting. Each Stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the Stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

  Each share of Common Stock may be voted to elect up to eight individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee for director must receive a plurality of the votes cast by the shares of Common Stock entitled to vote at a meeting at which a quorum is present. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. Approval of a majority of the shares of Common Stock represented and voting at the Meeting will be necessary for the ratification of the Board of Directors' selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2001.

  Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. For purposes of the Proposals to elect directors, and ratify Deloitte & Touche LLP, abstentions will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

  Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

  After reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 31, 2000 (included with this Proxy Statement), stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors, and return it immediately in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement and FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by providing written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering, to the Secretary of the Company, a later-dated proxy.

  Each of the directors and executive officers of the Company has informed the Company that he will vote all of his shares of Common Stock in favor of all of the Proposals.

                           I. ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors of the Company shall be as set forth in the Company's Articles of Incorporation, as amended (the "Articles"), or as may be established by the Board of Directors but may not be fewer than the number required under the Maryland General Corporation Law nor more than 15 members. The current Board of Directors consists of eight members. At the Meeting, six of the current directors, David
M. West, Len W. Allen, Jr., G. Steven Dawson, Robert Gidel, Robert J. Stetson, and Gregory I. Strong and two new directors, John C. Deterding and James H. Kropp, are to be elected, to hold office until the next annual meeting of Stockholders or until their successors are elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                                                                          Director
      Name     Age                 Principal Occupation                    Since
      ----     ---                 --------------------                   --------
David M. West   44 Mr. West was elected Chairman of the Board, a         March 2001
                   Director and Interim Chief Executive Officer in
                   March 2001 in connection with the closing of a
                   significant common stock investment by Lone Star
                   Fund III (U.S.), L.P. and its affiliates ("Lone Star
                   Funds") in the Company. Lone Star Funds is one of
                   the largest opportunity funds in the world, with
                   over $4 billion of equity

                                                                              Director
      Name         Age                 Principal Occupation                    Since
      ----         ---                 --------------------                   --------
David M. West       44 capital under management. Mr. West is the President   March 2001
(continued)            of Lone Star U.S. Acquisitions LLC and, in that
                       capacity, directs all North American origination,
                       underwriting and asset management efforts for Lone
                       Star Funds. Prior to joining Lone Star Funds in
                       1998, Mr. West was a Senior Vice President with L.J.
                       Melody & Company where he was responsible for
                       originating real estate debt and equity
                       transactions. His professional experience also
                       includes 15 years with General Electric Capital
                       Commercial Real Estate where, as Senior Vice
                       President/Territory Manager, he led the real estate
                       investment group for the Southwest United States.

Len W. Allen, Jr.   36 Mr. Allen is a Director of the Company and a member   March 2001
                       of the Compensation Committee. Since August 2000,
                       Mr. Allen has served as Executive Vice President of
                       Lone Star U.S. Acquisitions LLC where he is
                       responsible for originating investment opportunities
                       in North America for the affiliated funds. From
                       February 1997 until he joined Lone Star Funds,
                       Mr. Allen was Executive Vice President of Hudson
                       Advisors LLC, an affiliate, where he was responsible
                       for managing portfolios of assets located in North
                       America. Mr. Allen's previous experience also
                       includes Lehndorff USA, a diversified real estate
                       company with holdings throughout the United States.

G. Steven Dawson    43 Mr. Dawson is a Director of the Company and a member   June 2000
                       of the Audit Committee. Since 1990, Mr. Dawson has
                       served as Senior Vice President and Chief Financial
                       Officer of Camden Property Trust, a public real
                       estate company which specializes in the acquisition,
                       development, and management of over 159 apartment
                       communities throughout the United States, with major
                       concentrations in Dallas, Houston, Las Vegas and the
                       Tampa/Orlando areas. Prior to 1990, Mr. Dawson
                       served in various related capacities with companies
                       involved in commercial real estate including land
                       and office building development as well as the
                       construction and management of industrial facilities
                       located on airports throughout the country. He
                       currently serves on the board of AMREIT, a non-
                       listed public real estate investment trust ("REIT").

John C. Deterding   68 Mr. Deterding is nominated for the Board of                  N/A
                       Directors. He has been the owner of Deterding
                       Associates, a real estate consulting company, since
                       June 1993. From 1975 until June 1993 he served as
                       Senior Vice President and General Manager of the
                       Commercial Real Estate division of General Electric
                       Capital Corporation. From November 1989 to June
                       1993, Mr. Deterding served as Chairman of the
                       General Electric Real Estate Investment Company, a
                       privately held REIT. He served as Director of GECC
                       Financial Corporation from 1986 to 1993. He
                       currently serves as a Director of Atrium Companies
                       and AMRESCO Capital Trust. He was formerly a trustee
                       for BAI and the Urban Land Institute and was a
                       Director of Patriot American.

                                                                               Director
      Name         Age                 Principal Occupation                     Since
      ----         ---                 --------------------                    --------
Robert Gidel        49 Mr. Gidel is a Director of the Company and a member     March 2001
                       of the Audit Committee. Since 1998, Mr. Gidel has
                       been the Managing Director of Liberty Partners,
                       L.P., a partnership which makes investments in real
                       estate operating companies and partnerships. Through
                       April 1998 (when it merged with EastGroup
                       Properties), Mr. Gidel was the President, Chief
                       Executive Officer and a Director of Meridian Point
                       Realty Trust VIII, a publicly traded REIT
                       specializing in industrial properties. Through April
                       1997, Mr. Gidel served as President, COO and
                       Director of Paragon Group, Inc., a publicly traded
                       REIT that owned multifamily apartments located in
                       the southern states, and through 1996, served as
                       President of Paragon Group Property Services, a
                       related subsidiary providing property management
                       services. From 1995 to 1996, Mr. Gidel was the COO
                       of Brazos Principal GenPar, the general partner of
                       the Brazos Fund, and served as President, COO and a
                       Director of Brazos Asset Management, the general
                       partner of Brazos Partners, from 1993 to 1995. Both
                       Brazos entities were real estate opportunity funds
                       sponsored by affiliates of Robert M. Bass and had
                       assets in excess of $1 and $3 billion, respectively.
                       Prior to 1993, Mr. Gidel served in several positions
                       with Alex Brown Kleinwort Benson Realty Advisors and
                       Heller Financial. Mr. Gidel is currently a member of
                       the Board of Directors of two publicly traded REITs
                       -- Developers Diversified Realty Corporation and
                       American Industrial Properties -- and one private
                       REIT, Fortress Registered Investment Trust.

James H. Kropp      52 Mr. Kropp is nominated for the Board of Directors.             N/A
                       He has been Director of Investment Management and
                       Banking of Christopher Weil & Company, Inc. ("CWC"),
                       a securities broker-dealer and registered investment
                       advisor, since April 1995. During Mr. Kropp's
                       tenure, CWC has participated in multiple
                       transactions with the Company, including the
                       acquisition of the QSR and Divall portfolios, as
                       well as the investment in the Company's Common Stock
                       by Lone Star Funds. Mr. Kropp was a Director of
                       American Office Park Properties from December 1996
                       until December 1997. From July 1994 to November
                       1994, he was Executive Vice President and Chief
                       Financial Officer of Hospitality Investment Trust, a
                       REIT. From 1989 to July 1994, he was Managing
                       Director of MECA Associates USA, a real estate
                       advisory and asset management company serving
                       institutional property owners. He currently serves
                       as a Director of PS Business Parks and Madison Park
                       Real Estate Investment Trust, a non-public REIT.

Robert J. Stetson   50 Mr. Stetson is a Director of the Company. He served   January 1997
                       as the Chief Executive Officer and President of the
                       Company from its formation in January 1997 until
                       October 1999. Since May 1994, Mr. Stetson has also
                       served as President and a Director of QSV Restaurant
                       Properties, Inc. ("QSV"), the former general partner
                       of U.S. Restaurant Properties Master L. P. ("USRP"),
                       the predecessor to the Company, and, until October
                       1999, was also

                                                                               Director
      Name         Age                 Principal Occupation                     Since
      ----         ---                 --------------------                    --------
Robert J. Stetson   50 Chief Executive Officer of QSV. From 1987 until       January 1997
(continued)            1992, Mr. Stetson served as the Chief Financial
                       Officer and later President-Retail Division of
                       Burger King Corporation and Chief Financial Officer
                       and later Chief Executive Officer of Pearle Vision.
                       As Chief Financial Officer of Burger King
                       Corporation, Mr. Stetson was responsible for
                       managing more than 950 restaurants that Burger King
                       Corporation leased to tenants. Prior to 1987, Mr.
                       Stetson served in several positions with PepsiCo
                       Inc. and its subsidiaries, including Chief Financial
                       Officer of Pizza Hut, Inc.

Gregory I. Strong   44 Mr. Strong is a Director of the Company and a member    March 2001
                       of the Compensation Committee. Mr. Strong serves as
                       Executive Vice President of Hudson Advisors LLC, an
                       affiliate of Lone Star Funds, where he currently
                       oversees the management of portfolios in North
                       America. Mr. Strong began his career at Brazos Asset
                       Management (the predecessor to Hudson Advisors LLC)
                       in 1993 as an asset manager and underwriter of real
                       estate portfolios. In 1995, he was promoted to
                       Director of Underwriting where he served until his
                       next promotion to Portfolio Manager of the European
                       assets under management. Prior to 1993, Mr. Strong
                       worked for other diversified real estate companies
                       including American Real Estate Group, American
                       Residential Properties and the FDIC/FADA.

Meetings and Committees of the Board of Directors

  During the fiscal year ended December 31, 2000, the Board of Directors held seven regular meetings and five special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 2000, except for Mr. Taper who missed one Audit Committee meeting. The Board of Directors has an Audit Committee, a Compensation Committee, a Corporate Governance Committee and as needed, establishes a Special Committee to address related party and other issues.

  The Audit Committee is an advisory committee whose members through March 9, 2001, were Mr. Taper and Mr. Darrel Rolph. The current committee consists of Mr. Taper (who will be resigning effective June 5, 2001), Mr. Gidel and Mr. Dawson. The Audit Committee met six times during the fiscal year ended December 31, 2000. The function of the Audit Committee is to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and nonaudit fees and review the adequacy of the Company's internal accounting controls. The Audit Committee has a written charter, a copy of which is attached hereto as Exhibit 1.

  The Compensation Committee consisted of Dr. Graham and Mr. David Rolph through March 9, 2001. The current committee consists of Mr. Allen and Mr. Strong. The Compensation Committee recommends compensation for the Company's executive officers to the Board of Directors and administers the Company's Flexible Incentive Plan. The Compensation Committee met one time during the fiscal year ended December 31, 2000.

  The Corporate Governance Committee currently consists of Messrs. Mileusnic, Graham (until his resignation effective March 9, 2001), and Taper. A new committee will be established following the Meeting. This committee assists the Board of Directors in carrying out its responsibilities by reviewing corporate governance issues. The Corporate Governance Committee met one time during the fiscal year ended December 31, 2000.

  The Board of Directors also established a Special Committee for the purpose of overseeing and reviewing related party and other special transactions between the Company and its directors, executive officers or their affiliates. The Special Committee was comprised of Messrs. Taper, Graham (until his resignation from the Board on March 9, 2001), and Mileusnic throughout 2000. Mr. Dawson joined the committee in December 2000. The Special Committee met seventeen times during the year ended December 31, 2000.

Compensation of Directors

  Directors who are not employees of the Company are paid a $14,000 annual retainer and each committee chairman receives an additional $1,000 per annum. Directors who are employees of the Company are not paid any director's fees. The Company may reimburse all directors for their travel expenses incurred in connection with attending meetings and their activities on behalf of the Company. Directors serving on the Special Committee were compensated at a rate of $1,000 or $1,500 per meeting, dependent on the length of the meeting in which they participated.

EXECUTIVE OFFICERS AND DIRECTORS

  The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board of Directors at its first meeting following the annual meeting of Stockholders. The following table sets forth the names and ages of the executive officers and directors of the Company and the positions held with the Company by each individual.

      Name               Age                         Title
      ----               ---                         -----
Executive Officers
David M. West             44 Chairman of the Board, Interim Chief Executive Officer
Barbara A. Erhart         45 Chief Financial Officer
Arthur E. Nienhueser II   56 Senior Credit Officer
J. Scott Ballard          34 Manager, Development Division

Outside Directors
Len W. Allen, Jr.         36 Director
G. Steven Dawson          43 Director
John C. Deterding         68 Director
Robert Gidel              49 Director
James H. Kropp            52 Director
Robert J. Stetson         49 Director
Gregory I. Strong         44 Director

Executive Officers

  For a description of the business experience of Mr. West, see "Election of Directors" above.

  Ms. Erhart joined the Company as Chief Financial Officer in March 2000. From 1995 to February 2000, Ms. Erhart served as Chief Financial Officer of Billingsley Company, a real estate development company focused in the acquisition of raw land and development of industrial warehouses, suburban office parks, and master-planned commercial and multifamily communities as well as the management of design centers located in Dallas, Houston and Boston and a multi-service travel company operating on a national basis. From 1989 to 1994, Ms. Erhart was a Senior Manager with PriceWaterhouseCoopers and specialized in acquisitions, banking, restaurants and retail clients as well as providing support to the bankruptcy and corporate reorganization team. Prior to 1989, Ms. Erhart served as a senior financial officer with a $4.6 billion thrift and as a manager with Arthur Andersen in the Regulated Industry department.

  Mr. Nienhueser joined the Company in August 1998 as Senior Credit Officer of the Lending Groups, subsidiaries formed to initiate conduit loans to franchisees in the quick service and retail gas/convenience store industries. In January 2000, these two companies ceased operations and Mr. Nienhueser assumed responsibility for certain tenant workouts and the disposition of distressed properties. Prior to joining the Company, he was a Senior Credit Officer/Manager at AMRESCO Capital L.P. where he was responsible for the underwriting and due diligence of commercial real estate loans originated for securitization and private placement. Prior to 1985, Mr. Nienhueser served six years as an Asset Manager at AMRESCO Holding Inc. (originally a subsidiary of the former NationsBank Corporation) where he managed and coordinated the liquidation of problem real estate loans and supervised all aspects of property management. Mr. Nienhueser's experience also includes over a combined eighteen years of lending experience in various industries at FirstRepublicBank (which was acquired by NationsBank in 1988) and Bankers Trust Company.

  Mr. Ballard joined the Company in 1998 as a Manager of Development with direct responsibility for site review, budgeting, lease negotiations and construction management on development projects. Prior to joining the Company, Mr. Ballard worked at ExxonMobil from 1990 to 1998. He began his career at ExxonMobil as a construction project engineer developing retail facilities in a four-state area. He was then promoted to team lead and was responsible for all entitlement and permitting activities throughout the country. Mr. Ballard later moved to the Corporate Design Group where he worked on numerous U.S. and global retail development issues as well as the EPA mandated compliance upgrade program. At the time he left, he directed all retail development in the Mid-Atlantic region. Mr. Ballard's experience also includes commercial construction experience with both a general contractor and subcontractor.

Outside Directors

  For a description of the business experience of Messrs. Allen, Dawson, Deterding, Gidel, Kropp, Stetson, and Strong, see "Election of Directors" above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  On December 29, 2000, in connection with the merger of QSV into U.S. Restaurant Properties, Inc., Messrs. Stetson, Darrel Rolph, David Rolph and Fred Margolin were distributed stock options to purchase a total of 85,077 shares of Common Stock at $10.33 per share in exchange for cancelled stock options to purchase shares totaling 85,077 held by QSV.

  The following table sets forth certain information with respect to annual and long-term compensation for the period ended December 31, 2000, paid, or accrued with respect to, each of the Company's executive officers (the "Executive Officers").

                          Summary Compensation Table

                                                                     Long-Term
                                                 Annual             Compensation
                                              Compensation             Awards
                                      ----------------------------- ------------
                                                                     Securities
                                                       Other Annual  Underlying   All Other
Name and Principal Position      Year  Salary   Bonus  Compensation   Options    Compensation
---------------------------      ---- -------- ------- ------------ ------------ ------------
Fred H. Margolin (1)             2000 $250,000 $50,000    $   --       24,000      $     --
 Chairman of the Board,          1999 $250,000 $50,000    $   --      200,000      $     --
 President, Chief Executive      1998 $250,000 $50,000    $   --          --       $     --
 Officer, Secretary, & Treasurer

Barbara A. Erhart (2)            2000 $117,082 $16,100    $   --       10,000      $     --
 Chief Financial Officer

Arthur E. Nienhueser II (3)      2000 $100,500 $10,000    $   --          --       $     --
 Senior Credit Officer           1999 $100,000 $    --    $   --          --       $     --
                                 1998 $ 37,500 $    --    $   --          --       $     --

J. Scott Ballard (3)             2000 $ 88,587 $12,000    $   --          --       $     --
 Manager,                        1999 $ 81,333 $29,000    $   --        2,500      $     --
 Development Division            1998 $ 67,312 $ 5,000    $   --        2,000      $     --

David S. Pettijohn (4)           2000 $139,821 $19,000    $   --          --       $     --
 Director, Real Estate           1999 $ 53,968 $ 5,975    $   --       60,000      $343,255
 Operations                      1998      --  $    --    $   --       10,000      $345,222

--------
(1) Mr. Margolin was elected the President and Chief Executive Officer of the Company in October 1999. He resigned as Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer effective March 9, 2001. These options were issued to Mr. Margolin, individually, on December 29, 2000, pursuant to the Agreement and Plan of Merger by and among QSV, U.S. Restaurant Properties, Inc., Fred H. Margolin, Darrel L. Rolph, David K. Rolph and Robert J. Stetson dated December 29, 2000. In connection with the reissuance of these options to purchase stock to Mr. Margolin, 24,000 options to purchase stock held by QSV were cancelled.
(2) Ms. Erhart was elected Chief Financial Officer in March 2000.
(3) Mr. Nienhueser and Mr. Ballard joined the Company in 1998. Neither are officers of the Company, but both have significant managerial responsibilities for the Company.
(4) Mr. Pettijohn worked as an independent broker for the Company during 1998 and 1999 to originate acquisitions. In October 1999, he joined the Company as Director of Real Estate Operations and assumed management responsibility for the acquisition, development and asset management divisions. He resigned effective August 31, 2000.

Option Grants

  The following table sets forth certain information with respect to the issuance of options granted to Executive Officers during the fiscal year ended December 31, 2000, including options granted under the Company's Flexible Incentive Plan that the Stockholders approved in 1997 and amended in 1998:

                     Option/SAR Grants in Last Fiscal Year

                                     Individual Grants
                         -----------------------------------------
                                                                    Potential Realizable Value
                         Number of  Percent of                       at Assumed Annual Rates
                         Securities   Total    Exercise            of Stock Price Appreciation
                         Underlying  Options    Price                  for Option Term (3)
                          Options   Granted to   Per    Expiration ----------------------------
    Name                 Granted(1) Employees   Share      Date         5%            10%
    ----                 ---------- ---------- -------- ---------- ------------- --------------
Fred H. Margolin (1)....   24,000     70.59%   $10.3300  3/24/06   $      72,093 $      160,437
Barbara A. Erhart (2)...   10,000     29.41%   $11.4375  3/24/06   $      38,898 $       88,247

--------
(1) The options were reissued on December 29, 2000, pursuant to the Agreement and Plan of Merger by and among QSV, U.S. Restaurant Properties, Inc., Fred H. Margolin, Darrel L. Rolph, David K. Rolph and Robert J. Stetson dated December 29, 2000.
(2) The options were granted effective March 22, 2000, and vest in equal increments on each of the second and third anniversary of their date of grant.
(3) "Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such Options and the exercise price of such Options. The values disclosed are not intended to be, and should not be interpreted by investors as, representations or projections of future value of the Company's stock or of the stock price.

Option Exercises and Year-End Option Values

  The following table sets forth certain information concerning the value of the unexercised options as of December 31, 2000 held by the Executive Officers. No options were exercised by the Executive Officers during the fiscal year ended December 31, 2000.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                              Number of Securities
                                   Underlying           Value of Unexercised
                                   Unexercised              in-the-Money
                              Option/SARs at Fiscal    Options/SARs at Fiscal
                                    Year-End                  Year-End
                            ------------------------- -------------------------
    Name                    Exercisable Unexercisable Exercisable Unexercisable
    ----                    ----------- ------------- ----------- -------------
Fred H. Margolin...........   224,000      245,000        -0-          -0-
Barbara A. Erhart..........       --        10,000        N/A          -0-
J. Scott Ballard...........     1,000        3,500        -0-          -0-

--------
(1) The fair market value on December 31, 2000 of the Common Stock underlying the options was $9.8125 per share.

Employment Agreements

  On October 15, 1997, Mr. Margolin entered into a four year employment agreement (the "Employment Agreement") with the Company for which the aggregate base compensation was $250,000 per year. Under such agreement, the Company was liable for the compensation benefits for three years if Mr. Margolin was terminated without cause, as defined. Effective March 9, 2001, Mr. Margolin resigned as Chairman of the Board, President, Chief Executive Officer, Secretary and Treasurer of the Company and was paid severance compensation of $800,000.

  Effective March 22, 2000, the Company entered into a four-year employment agreement with its Chief Financial Officer Barbara Erhart for which the aggregate base compensation is currently $161,200 per year.

Under such agreement, the Company is liable for termination pay in an amount equal to two times the highest annualized rate of Ms. Erhart's salary prior to the date of termination (except after the occurrence of a change in control, as defined, in which case the amount due is equal to 2.99 times the highest annualized rate of pay) if Ms. Erhart is terminated without cause, as defined.

                     REPORT OF THE COMPENSATION COMMITTEE
                       ON EXECUTIVE OFFICER COMPENSATION

  The following report of the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any document so filed.

General

  The Compensation Committee recommends to the Board of Directors the compensation of the executive officers of the Company and administers the Plan and any other employee benefit plans established by the Company. The Compensation Committee reviews the overall compensation program of the Company to assure that it is reasonable and, in consideration of all of the facts including practices of comparably sized real estate investment trusts, adequately recognizes performance tied to creating stockholder value and meets overall Company compensation and business objectives. The Compensation Committee's philosophy for compensating executive officers is that an incentive-based compensation system tied to the Company's financial performance and stockholder return will best align the interest of its executive officers with the objectives of the Company and its stockholders. The Compensation Committee attempts to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. The Compensation Committee has determined that the Company's compensation program should reward performance measured by the creation of value for stockholders. In accordance with this philosophy, the Compensation Committee oversees the implementation of the compensation system designed to meet the Company's financial objectives by making a significant portion of an executive officer's compensation dependent upon both the Company's and such executive's performance. The Company's executive compensation program consists of the following elements: (i) a base salary, which results from an assessment of each executive's level of responsibility and experience, individual performance and contributions to the Company; (ii) annual incentives that are directly related to the performance of the executive's department and the financial performance of the Company as a whole; and (iii) subject to the provisions of the Flexible Incentive Plan previously approved by the Stockholders, grants of stock options designed to motivate individuals to enhance long-term profitability of the Company and the value of the Common Stock. The Compensation Committee does not allocate a fixed percentage to each of these three elements, but works with management to design compensation structures which will best serve its goals.

Base Salary

  Mr. Margolin, the Company's former Chief Executive Officer, entered into an employment agreement with the Company, which employment agreement is described under the caption "Employment Agreements" contained in this Proxy Statement. Pursuant to the terms of his employment agreement, Mr. Margolin's base salary was set for the term of the agreement. Recommendations for compensation of the executive officers, other than Mr. Margolin, are provided by the Chief Executive Officer after annual evaluations of individual contributions to the business of the Company are held with each such executive officer. Factors considered by the Compensation Committee in setting base salaries include the performance of the Company, measured by both financial and non-financial objectives, individual accomplishments, any planned change of responsibility for the forthcoming year, salaries paid for similar positions within the real estate and REIT industry as published in industry statistical surveys and proposed base salary relative to that of other executive officers. The predominating factor is the performance of the Company. The application of the remaining factors is subjective, with no particular factor being given more weight than any other.

Annual Incentives

  Executives are also eligible for annual incentive awards, which awards are designed to place a significant part of an executive's annual compensation at risk. The Executive Officers will participate in a bonus incentive program under which the individual executives are eligible for annual cash bonuses. Bonuses were paid by the Company to each of the Executive Officers for the year ended December 31, 2000. The Compensation Committee anticipates that future bonuses will be determined on the basis of a comparison of actual performance against pre-established performance goals, for the Company and will be, in part, based on the discretion of the Compensation Committee.

Long-term Incentives

  In keeping with the Compensation Committee's philosophy to provide long-term incentives to executive officers and other key employees, subject to Stockholder approval of the Plan, stock options are anticipated to be granted to executive officers and other key employees on a periodic basis. The Committee establishes the number of options granted based upon REIT industry data and upon each individual's base salary.

CEO Performance Evaluation

  The Compensation Committee recommends to the Board of Directors for its approval the compensation for all executives, including the Chief Executive Officer. Mr. Margolin had an employment agreement with the Company that provided for his base salary to be set at $250,000, subject to annual review by the Compensation Committee. In 2000, the Company paid Mr. Margolin $250,000 in base compensation. Also, he was paid a bonus of $50,000 for achievement of performance goals pre-established by the Compensation Committee.

Tax Considerations

  The Compensation Committee is aware of the tax law which makes certain "non-performance based" compensation to certain executive officers in excess of $1,000,000 non-deductible to the Company. While none of the Executive Officers of the Company currently receives performance-based compensation at or near the $1,000,000 maximum, the Compensation Committee has carefully considered the impact of these tax provisions and has taken steps which are designed to minimize its future effect, if any.

                                               THE COMPENSATION COMMITTEE
                                                    Len W. Allen, Jr.
                                                    Gregory I. Strong

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee consists of members of the Board of Directors who are neither former or current officers or employees of the Company or any of its subsidiaries. No executive officer of the Company serves as an officer, director or member of any entity, an executive officer or director of which is a member of the Compensation Committee.

                            STOCK PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock (and the common units of beneficial interest of U.S. Restaurant Properties Master L.P., the Company's predecessor, see "Certain Relationship and Related Transactions"), with the cumulative total return of the S&P 500 Index and the National Association of Real Estate Investment Trusts ("NAREIT") All Equity REIT Index, assuming the investment of $100 on December 31, 1994 and the reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG THE COMPANY, S&P 500 INDEX
                         AND NAREIT EQUITY REIT INDEX
                              [PERFORMANCE GRAPH]

                                                  Period Ending
                        -----------------------------------------------------------------
Index                    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
----------------------  ---------- ---------- ---------- ---------- ---------- ----------
U.S. Restaurant
 Properties, Inc.         100.00     151.86     209.84     226.47     146.37     116.60
S&P 500                   100.00     122.86     163.86     210.64     254.97     231.74
NAREIT All Equity REIT
 Index                    100.00     135.27     162.67     134.20     128.00     161.76

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2000. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, Deloitte & Touche LLP are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

  We have discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, and we have discussed with the firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received assurances from them as we deemed appropriate.

 Principal Accounting Firm Fees

  Aggregate fees billed to the Company for the year ended December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche LLP, were as follows:

   Audit fees                        $230,000
   Financial Information Systems
     Design and Implementation Fees    73,432
   All Other Fees                      21,500
                                     --------
   Total Fees                        $324,932
                                     ========

  The Audit Committee has determined the provision of the services included in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" to be compatible with maintaining the principal accountant's independence.

  Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                   THE AUDIT COMMITTEE
                                                      G. Steven Dawson
                                                      Robert Gidel
                                                      Eugene G. Taper

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In connection with the conversion of the Company from a master limited partnership to a REIT, QSV withdrew as general partner of each of USRP and US Restaurant Properties Operating L.P. (the "Operating Partnership") effective as of October 15, 1997, and USRP Managing was substituted as general partner of each of USRP and the Operating Partnership. In conjunction with such withdrawal, QSV (i) converted its interests in (a) its allocable share of income, profits, losses and distributions of the Operating Partnership as general partner thereof and (b) fees and disbursements for the acquisition and management of the Operating Partnership's properties (together, the "Operating Partnership General Partner Interest") payable to it pursuant to the terms of the partnership agreement of the Operating Partnership and (ii) converted its general partner interest in USRP (the "USRP Interest") (together with the conversion of its interests in the Operating Partnership described above, the "Termination") for 1,148,418 Operating Partnership Units and 126,582 shares of Common Stock, respectively, and as a result of such conversion was eligible to receive additional consideration in the year 2000 (together, the "Acquisition Price").

  The Acquisition Price consists of two components: (i) the initial share consideration (the "Initial Share Consideration") and (ii) the contingent share consideration (the "Contingent Share Consideration"). The Initial Share Consideration was paid in the form of 1,148,418 Operating Partnership Units in exchange for the Operating Partnership General Partner Interest and 126,582 shares of Common Stock (1% of all shares of Common Stock outstanding immediately following the Merger) issued by the Company at the effective time of the Merger in exchange for the USRP Interest. The Contingent Share Consideration is equal to the value of up to 825,000 shares of Common Stock (subject to adjustment in the event of certain dilutive events), and will consist of Operating Partnership Units (the "Contingent Shares"). The exact number of Contingent Shares to be issued was determined in accordance with the agreement by dividing the amount by which MGP Net Income exceeds $3,612,500 by $2.83. MGP Net Income is defined as the fees and distributions in excess of $3,612,500 which would otherwise have been payable to QSV for fiscal year ended December 31, 2000 pursuant to the Operating Partnership General Partner Interest and the USRP Interest less $775,000. QSV did not receive any distributions with respect to the Contingent Shares, or otherwise have any rights with respect thereto, until they were issued. Pursuant to an amendment to the Withdrawal Agreement by the Special Committee (as defined below) of the Board of Directors, the Contingent Shares were required to be issued by the Company effective December 29, 2000. As the Company anticipated that all of the Contingent Shares would be issued, the Company has recorded as of December 31, 1998, 1999 and 2000, an expense of $12,047,000, income of $239,000, and income of $3,713,000, respectively, as the cost of issuance of Contingent Shares accruable as of that date.

  The Acquisition Price was determined through negotiations between management of QSV, the then managing general partner of USRP, the Company's predecessor, and a special committee (the "Special Committee") of the Board of Directors of the managing general partner, consisting solely of directors who were neither officers nor stockholders of QSV. The structure of the Acquisition Price was adopted as a result of the Special Committee's desire to protect the stockholders of the Company from being diluted by the issuance of the share consideration. This structure also enabled the Special Committee to establish a price to be paid for (i) the management contract which was to be terminated and (ii) QSV's interest in USRP. The Special Committee was appointed to address any potential conflicts of interest.

  The Special Committee engaged Morgan Keegan & Company, Inc. ("Morgan Keegan"), an investment banking firm that regularly renders valuations of businesses and securities in connection with business combinations, as its financial advisor. The Special Committee and management of QSV conducted negotiations, with Morgan Keegan's input, from December 30, 1996 to February 5, 1997, when the Special Committee determined to accept the Acquisition Price. The Special Committee based its determination on the following factors:

  1. The Morgan Keegan fairness opinion received at the February 5, 1997 meeting of the Special Committee.

  2. The structure of the Acquisition Price, as QSV would receive all or a portion of the contingent shares if and only if the MGP Net Income for the year ending December 31, 2000 reached or exceeded certain levels. As a result, the contingent share portion of the Acquisition Price provided for a mechanism for the consideration to be paid by the Company to correlate to the obligations of which the Company was being relieved.

  3. The maximum number of contingent shares that could be issued was capped.

  On December 29, 2000, the Company entered into a merger agreement with QSV, which was owned by Messrs. Margolin, David Rolph, Darrel Rolph and Stetson (the "Merger"). Pursuant to the merger agreement, QSV merged into the Company and the stockholders of QSV were issued 2,554,998 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). At the time of the merger, the principal assets of QSV were 1,148,418 units of securities convertible on a one-for-one basis into Common Stock, and 1,406,582 shares of Common Stock of the Company.

  In addition, as of December 29, 2000, QSV held options (the "Options") to purchase 85,077 shares of Common Stock pursuant to an Option Agreement dated March 24, 1995, by and between USRP and QSV, which Options were assumed by the Company pursuant to the Merger. All of the Options are fully vested and exercisable. The Options are exercisable at an exercise price of $10.33 per share. The Options are not transferable except by operation of law pursuant to a consolidation, merger, recapitalization or reorganization of QSV. As disclosed previously, the QSV options were cancelled and reissued to the individual shareholders of QSV in connection with the merger of QSV into the Company effective December 29, 2000.

  Robert J. Stetson owned a 30% interest in QSV and is a Director of the Company. Fred H. Margolin owned a 30% interest in QSV and was the Chairman of the Board of Directors, Chief Executive Officer, President, Secretary and a Director of the Company through March 9, 2001, David K. Rolph and Darrel L. Rolph, each owned a 20% interest in QSV and were Directors of the Company through March 9, 2001.

  In connection with Mr. Stetson's resignation as Chief Executive Officer and President of the Company, the Company entered into a Settlement Agreement and Consulting Agreement with Mr. Stetson as of October 6, 1999. Pursuant to the Consulting Agreement, Mr. Stetson was employed as a consultant to the Company for a period of one (1) year, ending on October 6, 2000. Pursuant to the terms of the Settlement Agreement, the Company paid to Mr. Stetson severance compensation in the amount of $750,000, terminated all of the options previously granted to Mr. Stetson pursuant to the Company's 1997 Flexible Incentive Plan and agreed to provide Mr. Stetson one or more loans, up to the aggregate of $800,000, for the sole purpose of acquiring shares of the Company's Common Stock from time to time in the open market.

  In March 2000, the Company advanced $400,000 to Mr. Stetson for the purchase of Common Stock of the Company. The promissory note provides for an interest rate of 7.0% per annum and quarterly payments of interest only through December 2005, with a final payment of principal and interest due in March, 2006. Pursuant to the note agreement, Mr. Stetson has pledged the Common Stock purchased with the note proceeds as collateral for the loans.

  Effective September 22, 2000, the Company and Mr. Stetson entered into an Amendment to the Settlement Agreement providing for two changes to the original Settlement Agreement. First, Mr. Stetson executed a second promissory note in the amount of $300,000 in exchange for which he received 35,037 restricted shares of USRP Common Stock (calculated based on a value of $8.5625 per share). Second, the Company advanced Mr. Stetson $75,000 under a third promissory note to be used for the purpose of acquiring shares of the Company's Common Stock in the open market. Both notes bear interest at 7.0% per annum and provide for quarterly payments of interest only through July 2006, with a final payment of principal and interest due in October 2006, and are secured by the restricted Common Stock and the Common Stock purchased in the open market with the note proceeds.

  On January 17, 2001, the Company entered into an agreement with Lone Star Funds providing for the sale of 1,877,935 shares of Common Stock at a price of $10.65 per share, for aggregate consideration of $20,000,000 (the "Lone Star Transaction"). The Lone Star Transaction will involve two or more closings: an initial closing, on March 9, 2001, at which Lone Star Funds paid $5,000,000 in exchange for 469,484 shares; and one or more subsequent closings, to occur on or before September 5, 2001, at which up to an additional 1,408,451 shares will be purchased. Also, on January 17, 2001, three directors of the Company, Messrs. Margolin, Darrel Rolph and David Rolph, and their affiliates entered into an agreement with Lone Star Funds for the sale of 1,851,830 shares of Common Stock at a price of $11.35 per share (the "Lone Star Stockholders Transaction"). In the Lone Star Stockholders Transaction, Messrs. Margolin, Darrel Rolph and David Rolph sold 813,830, 527,000 and 511,000 shares, respectively. At the closing on March 9, 2001, Lone Star Funds delivered cash equal to $11.00 per share and two promissory notes to each stockholder for the balance of $0.35 per share, due and payable on September 9, 2001.

  After completion of the entire Lone Star Transaction and the Lone Star Stockholders Transaction, Lone Star Funds will be a beneficial holder of approximately 19.33% of the Company's then outstanding common stock.

  Concurrently with the initial closing of the Lone Star Transaction, four members of the Company's Board of Directors, Fred H. Margolin, Darrel L. Rolph, David K. Rolph and Dr. Gerald H. Graham, resigned. Mr. Margolin also resigned as the Chairman of the Board and Chief Executive Officer of the Company and from any other positions he held with the Company or any of its subsidiaries. The Board appointed four individuals designated by Lone Star Funds, David W. West, Robert Gidel, Len W. Allen, Jr. and Gregory I. Strong to fill the vacancies created by these resignations. The new Board of Directors appointed Mr. West to serve as interim Chief Executive Officer of the Company while it identifies a permanent replacement for Mr. Margolin.

  In connection with their resignations, Messrs. Margolin, Rolph and Rolph entered into Noncompetition and Release Agreements with the Company pursuant to which each of them agreed not to (a) submit or cause the submission of any proposals or nominations of candidates for election as directors of the Company or (b) solicit proxies from any of the Company's stockholders, in each case prior to December 31, 2003. Additionally, Mr. Margolin agreed not to directly or indirectly own manage, control, participate in, invest in or provide consulting services to any entity or business organization that engages in or owns, invests in, manages or controls any venture engaged in the ownership, management, acquisition or development of restaurant, gasoline and convenience store properties similar to those of the Company and its affiliates for a one-year period ending March 9, 2002. As consideration under such agreement and in connection with the termination of Mr. Margolin's Employment Agreement with the Company, the Company paid Mr. Margolin $800,000 in severance compensation. Similarly, each of the Rolphs agreed not to directly or indirectly compete with the Company, other than through the restaurant operations of the Rolphs in existence as of the initial closing of the Lone Star Transaction.

  The Company and each of Messrs. Margolin, Rolph and Rolph entered into a Registration Rights Agreement, dated March 9, 2001, permitting the holders thereto to request a shelf registration on Form S-3 to be filed with the Securities and Exchange Commission ("SEC") by the Company, which was filed on April 6, 2001. Additionally, as a component of the Lone Star Transaction, the Company and Lone Star Funds entered into a Registration Rights Agreement, dated March 9, 2001, granting Lone Star Funds the ability to request a shelf registration on Form S-3 with respect to shares acquired in the Lone Star Transaction and the Lone Star Stockholders Transaction.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

  The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of March 31, 2001, by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

             Name and Address                  Number of Shares            Percent
           of Beneficial Owner                Beneficially Owned           of Class
           -------------------                ------------------           --------
   Pacific Life Insurance Company                 1,561,779                  8.73%
    & affiliate, Pacific Life & Annuity
    Company
   700 Newport Center Drive
   Newport Beach, CA 92660

   Lone Star Fund III (U.S.), L.P. and            3,729,765                 19.33%
    Entities affiliated with Lone Star
    Fund III (U.S.), L.P. (1)

--------
(1) Includes 2,312,753 shares of Common Stock owned or available for purchase pursuant to agreement with the Company held by LSF3 Capital Investments I, LLC, a Delaware limited liability company ("Investments I") and 1,417,012 shares of Common Stock owned or available for purchase pursuant to agreement with the Company held by LSF3 Capital Investments II, LLC, a Delaware limited liability company ("Investments II"). The sole member of Investments I is LSF3 REOC I, L.P., a Delaware limited partnership ("REOC"). The general partner of REOC is LSF3 GenPar I, LLC, a Delaware limited liability company ("GenPar"). The sole member of GenPar is Lone Star Funds III (U.S.), L.P., a Delaware limited partnership ("Lone Star Funds"). The general partner of Lone Star Funds is Lone Star Partners III, L.P., a Bermuda limited partnership ("Partners III"). The general partner of Partners III is Lone Star Management Co. III, Ltd., a Bermuda exempted limited liability company ("Management III"). John P. Grayken ("Grayken"), a citizen of Ireland, is the sole stockholder, a director and President of Management III. Grayken is also sole shareholder and director of Advisors GenPar, Inc., a Texas corporation ("Advisors GenPar"). The managing member of Investments II is Partners III. Hudson Advisors, LLC, a Texas limited liability company ("Hudson"), is an asset manager, and, pursuant to a proxy granted by Investments I and Investments II, has certain voting rights with respect to the shares of Common Stock owned by Investments I and II, pursuant to an agreement among Investments I, Investments II and Hudson (the "Asset Management Agreement"). The managing member of Hudson is Hudson Advisors Association, L.P., a Texas limited partnership ("Advisors"). The general partner of Advisors is Advisors GenPar. The Percent of Class is computed assuming that Investments I and Investments II are issued the maximum number of shares of Common Stock which they are contractually due (3,729,765 shares), which will increase the Company's issued and outstanding Common Stock to a total of 19,294,607 shares (without giving effect to any other transaction that might occur).

    The address of the principal offices and business address of Investments I, Investments II, REOC, GenPar and Lone Star Funds is 600 North Pearl Street, Suite 1550, Dallas, Texas 75201. The address of the principal offices and business address of Hudson, Advisors and Advisors GenPar is 600 North Pearl Street, Suite 1500, Dallas, Texas 75201. The address of the principal offices and business address of Partners III and Management III is Claredon House, Two Church Street, Hamilton, HM 11, Bermuda. The business address of Grayken is 50 Welbeck Street, London, United Kingdom, W1M7HE.

Security Ownership of Management

  The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of March 31, 2001 (except as noted in the footnotes to such table), by each Director, each Executive Officer and by all Executive Officers and Directors as a group:

         Name and Address of                 Number of Shares                Percent
           Beneficial owner                 Beneficially Owned               of Class
         -------------------                ------------------               --------
   David M. West                                     -0-                        N/A
   600 N. Pearl Street, Suite 1550
   Dallas, TX 75201

   Fred H. Margolin                                7,265                          *
   10515 Lennox Lane
   Dallas, TX 75229

   Barbara Erhart                                    -0-                        N/A
   6833 Sedgwick Drive
   Dallas, TX 75231

   Arthur E. Nienhueser II                           -0-                        N/A
   7739 Southwestern Blvd.
   Dallas, TX 75225

   J. Scott Ballard                                  -0-                        N/A
   1406 Lighthouse Lane
   Allen, TX 75013

   David S. Pettijohn                                -0-                        N/A
   6427 Axton Lane
   Dallas, TX 75214

   Len W. Allen, Jr.                                 -0-                        N/A
   600 N. Pearl Street, Suite 1550
   Dallas, TX 75201

   G. Steven Dawson                                  -0-                        N/A
   Three Greenway Plaza, Suite 1300
   Houston, TX 77046

   John C. Deterding                                 -0-                        N/A
   600 N. Pearl Street, Suite 1500
   Dallas, Texas 75201

   Robert Gidel                                      -0-                        N/A
   677 N. Washington Blvd.
   Sarasota, FL 34236

   Gerald H. Graham (1)                            2,100                          *
   9626 SW River Valley Road
   Augusta, KS 67010

   James H. Kropp                                    -0-                        N/A
   600 N. Pearl Street, Suite 1550
   Dallas, TX 75201

   George Mileusnic (1)                            5,600                          *
   9422 Crosscreek
   Wichita, KS 67206

   Darrel L. Rolph                                51,000                          *
   1877 N. Rock Road
   Wichita, KS 67206

   David K. Rolph                                  4,500                          *
   1877 N. Rock Road
   Wichita, KS 67206

   Robert J. Stetson                             737,000                       4.12%
   6800 Del Norte, Unit 238
   Dallas, TX 75225

         Name and Address of                Number of Shares                Percent
           Beneficial owner                Beneficially Owned               of Class
         -------------------               ------------------               --------
   Gregory I. Strong                                -0-                        N/A
   600 N. Pearl Street, Suite 1500
   Dallas, TX 75201

   Eugene G. Taper (1)                            2,194                          *
   6427 Redpine Road
   Dallas, TX 75248

   All Directors and Executive
    Officers (18 persons)                       809,659                       4.53%

--------
* Less than 1%
(1) The share amounts reflected in the table are as of December 31, 2000, the last date information has been reported to the Company.
(2) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file.

  To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except for the following individuals and entities who filed the reports listed adjacent to their respective names on a delinquent basis:

   J. Scott Ballard                  Form 3, Form 4, Form 5
   Barbara A. Erhart                 Form 3
   Arthur E. Nienhueser II           Form 3
   David S. Pettijohn                Form 3, Form 4, Form 5
   Pacific Life Insurance Company &
    Pacific Life & Annuity Company   Form 3

                   II. RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors has selected, upon the recommendation of the Audit Committee, Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2001. Deloitte & Touche LLP has been serving as the independent auditors of the Company (including its predecessors) since 1985.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
        OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                    FOR THE YEAR ENDING DECEMBER 31, 2001.

                            INDEPENDENT ACCOUNTANTS

  Deloitte & Touche LLP served as the Company's independent accountants for the fiscal year ended December 31, 2000. Deloitte & Touche LLP has audited the Company's financial statements and those of its predecessors for each of the fiscal years ended December 31, 1985 through December 31, 2000. Deloitte & Touche LLP's representative is expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company in 2002 must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 2002, in order to be included in the proxy statement and form of proxy for such meeting.

                           EXPENSES OF SOLICITATION

  The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. ADP Financial Information Services, Inc. ("ADP") has been retained to assist in the solicitation of proxies for an administration fee of $3,000, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, ADP.

                                 OTHER MATTERS

  The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,

                                          /s/ DAVID M. WEST
                                          DAVID M. WEST
                                          Chairman of the Board

April 25, 2001
Dallas, Texas

  STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                    EXHIBITS

 Exhibit
 Number
 -------
    1    Audit Committee Charter
    2    Form of Proxy

                                                                       EXHIBIT 1

                       U.S. RESTAURANT PROPERTIES, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     . Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

     . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board.


The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting in participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4 below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response. These reports should include, among other things, financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with financial management and the independent accountants the Company's quarterly financial statements and each Form 10-Q prior to its filing or prior to the release of earnings, as applicable.

5. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Independent Accountants
-----------------------

1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the independent accountants all significant relationships the independent accountants have with the Company to determine the accountants' independence. Additionally, in determining the independence of the accountants, the Committee shall consider, among other factors, the amount of non-audit services performed by the independent accountants during the fiscal year. The independent accountants shall be ultimately accountable to the Committee and the Board.

2. Review, together with the Board, the performance of the independent accountants and recommend any proposed discharge of the independent accountants when circumstances warrant.

3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

4. Meet with the independent accountants prior to the annual audit to review the planning and staffing of such audit.

5. Obtain from the independent accountants assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

6. Discuss with the independent accountants those discussion matters specified by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Financial Reporting Processes
-----------------------------

1. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

2. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

4. Meet periodically with management to review the Company's major financial risks and the steps taken by management to monitor and control such risks.

5.   Review the appointment and replacement of the senior internal auditor.

6. Review the significant reports to management prepared by the internal auditing department and management's responses.

Process Improvement
-------------------

1. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and any changes required in the planned scope of the audit.

3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements, including any management letter provided by the independent accountants and the Company's response.

4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

1. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

2. Review management's monitoring of the Company's compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3. Review activities, organizational structure and qualifications of the internal audit department.

4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies, any material reports or inquiries received from regulators or governmental agencies and any matters that might have a material impact on the financial statements.

5. Perform any other activities consistent with this Charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

     While the Committee has the responsibilities and the powers set forth in this Charter, it is not the Committee's duty to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountants. The Committee is also not required to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure the Company's compliance with laws and regulations applicable to it and to the Company's Ethical Code.

                                                                       EXHIBIT 2

U.S. RESTAURANT PROPERTIES, INC.          VOTE BY MAIL -
C/O PROXY SERVICES                        Mark, sign, and date your proxy card
P.O. BOX 9141                             and return it in the postage-paid
FARMINGDALE, NY 11735                     envelope we have provided or return it
                                          to U.S. Restaurant Properties, Inc.
                                          c/o ADP, 51 Mercedes Way,
                                          Edgewood, NY 11717.


                                                        CONTROL NUMBER
                                                        ACCOUNT NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X   PAGE 1 OF 2
                                                                    USRP11

                                              KEEP THIS PORTION FOR YOUR RECORDS
 -------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. RESTAURANT PROPERTIES, INC.

    DIRECTORS RECOMMEND: A VOTE FOR
    ELECTION OF THE FOLLOWING NOMINEES

    1.  01 - David M. West
        02 - Len W. Allen, Jr.               For      Withhold       For All
        03 - G. Steven Dawson                All         All         Except:
        04 - Robert Gidel
        05 - Robert J. Stetson               [ ]         [ ]           [ ]
        06 - Gregory I. Strong
        07 - John C. Deterding               To withhold authority to vote, mark
        08 - James H. Kropp                  "For All Except" and write the
                                             nominee's number on the line below.

                                             -----------------------------------

    Vote On Proposal                                      For  Against  Abstain

    2.  TO RATIFY DELOITTE & TOUCHE LLP AS THE COMPANY'S  [ ]    [ ]      [ ]
        INDEPENDENT AUDITORS FOR THE YEAR ENDING
        DECEMBER 31, 2001.

    "NOTE" SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF


------------------------------------         -----------------------------------
Signature                      Date          Signature (Joint Owners)      Date

                       U.S. RESTAURANT PROPERTIES, INC.
             ANNUAL MEETING TO BE HELD ON 6/5/01 AT 10:00 A.M. CDT
                           FOR HOLDERS AS OF 4/2/01


               This Proxy is Solicited By the Board of Directors

        The undersigned shareholder(s) of U.S. Restaurant Properties, Inc., hereby constitute and appoint David M. West and G. Steven Dawson, as proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held on June 5, 2001, at 10:00 a.m., and at any adjournment thereof, and to vote all the shares of said corporation standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth herein.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of directors and FOR proposal 2.


               (Continued and to be signed on the reverse side)